                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 88,530 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the 1995 Ecolab Stock Recognition Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 15th day of August, 1997.



                                                     /s/ Ruth Block
                                                     ---------------------------
                                                     Ruth Block

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 88,530 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the 1995 Ecolab Stock Recognition Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 15th day of August, 1997.


                                                     /s/ James J. Howard
                                                     ---------------------------
                                                     James J. Howard

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 88,530 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the 1995 Ecolab Stock Recognition Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 15th day of August, 1997.



                                                     /s/ Joel W. Johnson
                                                     ---------------------------
                                                     Joel W. Johnson

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 88,530 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the 1995 Ecolab Stock Recognition Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 15th day of August, 1997.


                                                     /s/ Jerry W. Levin
                                                     ---------------------------
                                                     Jerry W. Levin

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 88,530 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the 1995 Ecolab Stock Recognition Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 15th day of August, 1997.



                                                     /s/ Roland Schulz
                                                     ---------------------------
                                                     Roland Schulz

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 88,530 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the 1995 Ecolab Stock Recognition Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 15th day of August, 1997.



                                                     /s/ Philip L. Smith
                                                     ---------------------------
                                                     Philip L. Smith

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 88,530 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the 1995 Ecolab Stock Recognition Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 15th day of August, 1997.



                                                     /s/ Hugo Uyterhoeven
                                                     ---------------------------
                                                     Hugo Uyterhoeven

                                  POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS, That the undersigned, a Director of Ecolab Inc., a Delaware corporation, does hereby make, nominate and appoint ALLAN L. SCHUMAN, MICHAEL E. SHANNON, KENNETH A. IVERSON, and each of them, to be my attorney-in-fact, with full power and authority to sign his name to a Registration Statement on Form S-8 relating to the registration of not more than 88,530 shares of Ecolab Inc. Common Stock, par value $1 per share, and Preferred Stock Purchase Rights associated with the Common Stock, for the 1995 Ecolab Stock Recognition Plan, and any and all amendments thereto, provided that the Registration Statement and any amendments thereto, in final form, be approved by said attorney-in-fact; and his name, when thus signed, shall have the same force and effect as though I had manually signed said document or documents.

    IN WITNESS WHEREOF, I have hereunto affixed my signature this 15th day of August, 1997.



                                                     /s/ Albrecht Woeste
                                                     ---------------------------
                                                     Albrecht Woeste